UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-9094
                                                      --------

                              LEUTHOLD FUNDS, INC.
                              --------------------
               (Exact name of registrant as specified in charter)

                               STEVEN C. LEUTHOLD
                               ------------------
             100 N. SIXTH STREET, SUITE 412A, MINNEAPOLIS, MN 55403
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

             100 N. SIXTH STREET, SUITE 412A, MINNEAPOLIS, MN 55403
             ------------------------------------------------------
                    (Name and address of agent for service)

                                  612-332-9141
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30
                         ------------
Date of reporting period:  OCTOBER 1, 2002 - SEPTEMBER 30, 2003
                           ------------------------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 Annual Report
                              September 30,  2003

                               THE LEUTHOLD FUNDS

                                    Leuthold
                              Core Investment Fund

                                    Leuthold
                             Select Industries Fund

                                    Grizzly
                                   Short Fund

                               THE LEUTHOLD FUNDS

DEAR FELLOW SHAREHOLDERS:

     First we'd like to thank all of you for your support over the last twelve months. Our three mutual funds have experienced $146 million in net new inflow over this period with approximately seven thousand new accounts. Your confidence in our three funds is most appreciated.

  The following is a brief description of each of our mutual funds, including performance data. There are complete switch privileges between our funds with a money market fund also available. (Of course these days the returns for all money market funds are minuscule.) Most of you are invested only in our flagship Leuthold Core Investment Fund, but our two other narrow-focus specialty funds may also be of interest to Core Fund shareholders. Here is a brief recap of our three funds.

  LEUTHOLD CORE INVESTMENT FUND: This is our flagship fund which explores the investment alternatives available in all sectors of equity and fixed income markets in an effort to achieve superior long-term performance with relatively low risk.

  Over the last 12-months this fund has posted a total return gain of +35.60% compared to a total return gain in the S&P 500 of +24.40%. But, more importantly, since 12/31/99, just prior to the stock market peak, the fund has produced a cumulative total return gain of +35.16% through 9/30/03, compared to -28.41% for the S&P 500 and -55.57% for the NASDAQ Composite. THIS FUND'S DEFINITION OF LONG-TERM INVESTMENT SUCCESS IS "MAKING IT...AND KEEPING IT."

  Over the last year, the Leuthold Core Investment Fund has produced impressive gains compared to the S&P 500, especially considering our guideline maximum of 70% stock exposure. Our performance from a relatively conservative strategy even startled us! We don't expect a repeat of this kind of performance every year, and we hope that shareholders also keep their expectations in check. The Leuthold Core Investment Fund is designed as a lower-volatility, longer-term holding for growth in good markets and bad markets. Typically during strong bull market environments, the Core Fund, with a normal maximum limit of 70% in stocks, may not always keep pace with the fully invested S&P 500.

  The Core Fund's outperformance over the last 12-months is a result of a combination of asset allocation decisions. First was our bullish outlook for stocks in early October 2002. Last October we began increasing the Core Fund's equity exposure, just prior to the market bottom on October 9, 2002. Subsequent additions were made in the fourth quarter to build net equity exposure to 70%, the guideline maximum. Net equity exposure remained at this guideline maximum throughout the rest of the fiscal year ended September 30, 2003.

  Conversely, while we began increasing exposure to the stock market, our outlook for fixed income was deteriorating, and by the end of the fourth quarter of 2002, the Core Fund's fixed income exposure was below its normal 30% guideline minimum, and remained so throughout the year. Ending September 30, 2003, we had just 15% net fixed income exposure.

  Our below minimum fixed income allocation primarily consisted of High Yield Corporate Bonds. This allocation was significant to the Core Fund's overall performance over the last year. For the fiscal year ended 9/30/03, High Yield Bonds were up close to 20%, compared to primarily low single digit total returns across most of the fixed income spectrum. (It should also be noted that, without the interest income, other bond instruments typically had negative performance for the year.) Our exposure in the fixed income arena, while low, was directed to one of the very few types of bonds that made money over the last 12-months.

  Although our choice of fixed income proved to be on target, our increased exposure to the stock markets leadership areas was the overriding factor driving the Core Fund's outperformance over the last 12-months. One year ago, our equity exposure was heavily weighted in stocks from Consumer Discretionary, Energy, and Technology groups. By April of this year, our stock exposure had shifted to overweighting Healthcare, Technology, and Materials, and these remained the primary emphasis for the remainder of the year. Specific group investments included, among others, Networking/Communications Equipment, Office Electronics, Generic Pharmaceuticals, Biotechnology, and Industrial Metals. Throughout the year, stocks from these industry group concentrations were very strong performers, and played a major role in the Core Fund's outperformance compared to the S&P 500, the DJIA, and especially compared to other funds that contain a mix of stocks, bonds, and cash equivalents.

  Lastly, in addition to our U.S. equities, the Core Fund has exposure to Emerging Market equities. We have been very positive toward emerging markets for a number of years, and as the global economy has improved this year, these investments played a larger part in our Core Fund portfolio, with exposure having increased from about an 8% weight a year ago to near 12% at fiscal year end. The increased exposure throughout the year was due to a combination of tactical allocation increases and very strong performance. Few of the Core Fund's peers have the latitude and flexibility to allocate commitments to niche market sectors such as these.

  The outstanding performance over the last 12-months is not what shareholders can always expect going forward. Our disciplines are intended to uncover potential opportunities and steer us away from undue risk. We do hope to outperform during raging bull markets but emphasis remains on providing a safer-haven in falling market environments. We seek stable, consistent returns over the longer-term, and at this point, our inception-to-date performance has achieved this objective.

  LEUTHOLD SELECT INDUSTRIES FUND: This is a higher risk, more aggressive fund than the Core Fund. It remains essentially 100% invested in stocks at all times, focusing on industry group selection, sector concentration and quantitative stock selection techniques. This fund can be expected to be more volatile than the stock market, both on the upside and the downside.

  Over the last 12-months ended 9/30/03, this fund has posted a total return gain of +38.67% compared to a gain of +24.40% for the S&P 500 and an average of +25.14% for all U.S. focus stock funds as reported by Lipper. Since inception on June 19, 2000, the fund has a cumulative total return gain of +4.00% compared to cumulative total return losses of -29.60% for the S&P 500 and -54.72% for the NASDAQ Composite. We should note that within this inception-to-date period, the fund was down -30.41% in 2002, prior to gaining +30.98% in the first three quarters of 2003. YES, THIS FUND IS QUITE VOLATILE.

  The Leuthold Select Industries Fund endeavors to concentrate assets in sectors with superior prospects. Our strategy reflects our belief that superior long-term performance can be attained by first identifying the industry groups and sectors that are poised to outperform. Over the last 12-months, our results demonstrate the merits of this approach.

  As our longer-term shareholders know, when broad market conditions are unfavorable like 2001 and 2002, performance suffers since this fund remains 100% invested in equities.

  In this last year, we entered a market period where sustained group leadership has paid off for us. Our equity exposure at the end of 2002 was heavily weighted in stocks from Consumer Discretionary, Energy, and Technology groups. But, by April of this year, our stock exposure had shifted to overweighting Healthcare, Technology, and Materials sectors. And, these sectors remained the primary emphasis for the remainder of the year.

  Heaviest weighted industry group investments included Networking/Communications Equipment, Office Electronics, Generic Pharmaceuticals, Biotechnology, and Industrial Metals. Throughout the year, most of these particular industry groups were excellent performers. This was the primary factor underlying the Leuthold Select Industries Fund's significant outperformance. And, this is the underlying foundation of our equity investing: selecting and overweighting industry groups that appear most attractive and poised to outperform. This year the strategy proved especially successful.

  Caveat: While the Select Industries strategy overweights certain sectors, we still won't put all our eggs in one basket. By holding 8 to 10 industry groups, we are at least somewhat diversified. This year, our holdings in Biotech and Communications Equipment were inherently more volatile, but the Fund's heavy weight in Industrial Metals helped to offset potential risk.

  GRIZZLY SHORT FUND: This fund also remains 100% invested, but in this case it is 100% SHORT, regardless of what our firm's market outlook might be. This,
        -----
then, is a specialty fund designed for sophisticated investors who want to hedge against market risk, and for traders and other speculators expecting the stock market to decline, near term or long term. The fund can also be employed to reduce tax liability or as part of a "market neutral" strategy. As might be expected, performance is volatile with the fund, typically losing money when the stock market is up; and typically making money when the stock market is down.

  With the market up over the last 12-months, through 9/30/03, the Grizzly Short Fund has a total return loss of -29.68%. However, in 2001, with the S&P 500 down -11.87%, the Grizzly Short Fund had a total return gain of +22.11%. Since inception on June 19, 2000, the fund has produced a cumulative total return gain of +39.18%, compared to a cumulative total return loss of -29.60% for the S&P 500. But really this is of little significance in that THIS FUND IS NOT APPROPRIATE (IN OUR VIEW) AS A LONG-TERM HOLDING.

  The Grizzly Short Fund lost money over the last 12-months. While nobody enjoys losing money, certainly not us, being 100% short in a rising market environment, THIS SHOULD BE EXPECTED. From the very beginning, we have regularly warned shareholders (on a quarterly basis at least) that one should expect to lose money in an up-market environment.

  A year ago, we warned that our opinion toward stocks had turned positive, and expected the Grizzly Short Fund would begin to suffer as we anticipated market conditions reversing to the upside. We believe the big bear market returns of 2000-2002 for the Grizzly Short Fund will likely be on hold for the intermediate term.

  Despite this, for sophisticated investors, we believe there remain increased opportunities for applying a hedge, especially considering the big market advance so far in 2003. The Grizzly Short Fund continues to be an attractive vehicle for such purposes.

     Note:  As a supplement to this annual letter to shareholders, we
     ----
     distribute quarterly shareholder reports for each of our mutual fund strategies. These quarterly updates offer timely overviews of portfolio details, asset allocation changes, and market commentary. We encourage you to refer to these quarterly reports to stay apprised of portfolio adjustments and our overview on the market, as conditions may certainly change throughout the year.

THE OUTLOOK
-----------

  In our annual letter to you last year, we emphasized that stocks had probably just entered a new cyclical bull market cycle. Our Major Trend Index, which is designed to identify major market trends, had just turned "positive" on the stock market on October 8, 2002, a day before the 3-year bear market lows were realized. We wrote:

     "Our bull market expectations over the next two years are in line with
                                   -----------------------
     the cyclical bull markets occurring in the aftermath of the 1968-1974 secular bear market_The four cyclical bull markets [during] that period - measured by the S&P 500 - averaged about 51% gains."

  Now, one year later, the S&P 500 is up 24.40% for the twelve months ended 9/30/03, and we are into the home stretch of closing 2003 in the black. Even the "double dip" believers, some doubting the economic recovery as recently as three months ago, have grudgingly come to recognize that this is a significant
                                                        --
economic expansion and a cyclical bull market.

  o U.S. ECONOMY IS RECOVERING: As we see it, the economy has recently moved into the most dynamic phase of the expansion. Corporate top line growth has resumed and there was yet another upward revision in Q2 GDP growth. We have now seen a ten month rising trend in household employment, and payroll employment data is now improving.

  o CONSUMER NOT TAPPED OUT: The consensus continues to underestimate the American consumer's propensity to spend, and observes that consumer debt is rising at a rate considered "unsustainable." In fact, consumer debt service burden has fallen in the past five quarters, and is currently very near the 24-year median.

  o EMPLOYMENT IS ON THE RISE: Widely followed employment indicators are still suggesting many workers struggle to find employment, even though the economy has been out of recession for nearly two years. The frequently touted Non-Farm Payroll employment survey had, until recently, been indicating that employment was shrinking. But note that this survey does
                                                                         ----
     not include the self-employed, domestic help workers, or agricultural jobs.
     -----------

  But, the HOUSEHOLD EMPLOYMENT survey does include these additional
                                       ------------
categories, and indicates that 1.4 million jobs have been added to the U.S. economy since the end of the recession in November 2001. We believe the inclusion of these additional categories of workers is a more comprehensive assessment, and therefore A BETTER MEASURE OF TODAY'S EMPLOYMENT PICTURE.

  o MUTUAL FUND INVESTOR RESILIENCE: After such a huge bear market wipeout, with the public's favorite tech funds down 70% or more, we thought it might be a number of years before significant net inflows came back into equity mutual funds. For example, after a comparable debacle in 1969-1974, net redemptions continued for almost a decade!

  So far, at least, THE PUBLIC'S BEHAVIOR HAS BEEN MUCH DIFFERENT THIS TIME. After 12 months of net redemptions, U.S. equity mutual funds have now experienced net inflows for the last seven months, through 9/30/03. This behavioral contrast with the 1970s and early 1980s may be largely due to the lack of other attractive investment options.

     ...Back in the 1970s and early 1980s, money market funds were often yielding 10%+, and T-bonds were producing 10% or higher yields. Today,
                                                                     -----
     money market funds are all but return-less, and 10-year Treasuries are
     ------------------------------------------
     yielding 4% or less....There is little else to turn to, these days, outside of stocks.

  o BONDS AND OTHER FIXED INCOME: Short-term fixed income yields are so low you would do almost as well burying your short-term cash in the backyard or keeping it under the mattress. Yields on most bonds (4%-5%) are still too low to be attractive because if (when) rates rise, the investor will see bond prices fall. Considering risk and return, we currently think the only bonds now worthy of any consideration are High Yield Bonds and TIPs (Treasury Inflation Protected Securities). There is such a dearth of opportunity in fixed income securities, we have, for now, substituted some High Yield REITs and Utility stocks as part of the fixed income portion of the Leuthold Core Investment Fund.

HOW LONG CAN THE BULL MARKET RUN?
---------------------------------

  The stock market, being an anticipatory mechanism, and a lead economic indicator, typically peaks out 6 to 12 months before an economic peak. Based on our model, this cyclical bull market, driven by an economic expansion, might peak thirteen to eighteen months from now_ in late 2004 or early 2005. But, of course, this is only an educated guess. FROM A PRACTICAL STANDPOINT, WE WILL CONTINUE TO RELY ON OUR ONGOING DISCIPLINES TO GUIDE FUTURE ASSET ALLOCATION SHIFTS.

  o STOCK MARKET UPSIDE FROM HERE: Based on our analysis of the past 100 years of cyclical bull market cycles, from current levels, it might be expected that the S&P 500 could rise an additional 20%-25%; with the NASDAQ potentially rising another 40%. Based on our historical analysis, it may take another 18 months to achieve these levels.

  For over 40 years, Steve Leuthold has been employing comprehensive investment disciplines to direct asset allocation. Employing such disciplines removes the emotions and personal biases to which Portfolio Managers may succumb. Such disciplines are far more reliable and valuable than any current market opinions, including our own. As Steve says, "Opinions are for show, but the numbers are for dough."

  Over 170 individual components are reviewed on a weekly basis, to assess the health of the stock market. By employing and analyzing a host of market indicators, we attempt to obtain an overall sense of the longer term underlying health of the stock market.

OUR OUTLOOK ON THE "SHORT SIDE"
-------------------------------

  As mentioned earlier, our 100% short strategy has not fared well during the last 12-month's stock market rebound. Because we offer such a strategy, we thought it would be helpful to include a brief perspective, specific to the prospects of short-selling in the current market environment.

  The market recovery in 2003 has moved the large cap indexes back above their historical median valuation levels. As of 9/30/03, the S&P 500 was about 10% above median levels. This contrasts to the market lows of a year ago, which placed the S&P 500 slightly below its historical median on 10/9/02. So, yes,
                            -----
today, there is increased risk for market downside, although not near the radical overvaluation levels that existed at the market tops in 1999 - 2000, 1987, and 1972.

  So while our overall stance is anticipating more upside for stocks, we also believe that with the stock market having risen considerably, and becoming somewhat more overvalued, there is more downside risk. This appears to be an environment where short sellers could also find opportunities with the increased likelihood of steeper 8%-15% market corrections, as the advance matures. Some industry groups have, more recently, risen too far, too fast. And, here is where the best short sale opportunities exist.

     ...Unlike the last six months, the current environment could very well offer the potential to make money on both the short side and the long
                                          ----
     side.

Sincerely,

/s/Steve Leuthold                   /s/James Floyd

Steve Leuthold                      James Floyd, CFA
Portfolio Team Leader               Co-Portfolio Manager

/s/Andrew Engel                     /s/Chuck Zender

Andrew Engel, CFA                   Chuck Zender
Co-Portfolio Manager                Co-Portfolio Manager

LEUTHOLD CORE INVESTMENT FUND

                AVERAGE ANNUAL RATE OF RETURN FOR PERIODS ENDED
                               SEPTEMBER 30, 2003

                                  1 YEAR   3 YEAR    5 YEAR    SINCE INCEPTION
                                  ------   ------    ------    ---------------
  Leuthold Core Investment Fund   35.60%    5.70%     8.77%        10.33%
  Lipper Flexible Fund Index      19.08%   -4.78%     1.98%         5.95%
  S&P 500 Index                   24.40%  -10.12%     1.00%         8.43%

           A $10,000 INVESTMENT IN THE LEUTHOLD CORE INVESTMENT FUND

        Date        Leuthold Core Investment Fund         S&P 500 Index
        ----        -----------------------------         -------------
     11/20/95                 $10,000.00                    $10,000.00
     11/30/95                 $10,120.00                    $10,156.00
     12/31/95                 $10,231.76                    $10,352.01
      1/31/96                 $10,141.30                    $10,710.19
      2/29/96                 $10,121.20                    $10,805.51
      3/31/96                 $10,141.57                    $10,911.41
      4/30/96                 $10,111.11                    $11,078.35
      5/31/96                 $10,293.85                    $11,353.09
      6/30/96                 $10,340.65                    $11,400.78
      7/31/96                 $10,391.95                    $10,901.42
      8/31/96                 $10,381.69                    $11,127.08
      9/30/96                 $10,543.42                    $11,751.31
     10/31/96                 $10,812.71                    $12,080.35
     11/30/96                 $11,175.20                    $12,990.00
     12/31/96                 $11,185.45                    $12,732.80
      1/31/97                 $11,142.31                    $13,534.96
      2/28/97                 $11,077.59                    $13,636.47
      3/31/97                 $10,970.45                    $13,077.38
      4/30/97                 $11,090.40                    $13,862.02
      5/31/97                 $11,221.26                    $14,696.51
      6/30/97                 $11,432.19                    $15,357.86
      7/31/97                 $12,303.10                    $16,580.34
      8/31/97                 $11,829.06                    $15,650.19
      9/30/97                 $12,436.94                    $16,504.69
     10/31/97                 $12,615.08                    $15,956.73
     11/30/97                 $12,826.64                    $16,689.14
     12/31/97                 $13,114.44                    $16,972.86
      1/31/98                 $13,218.43                    $17,168.05
      2/28/98                 $13,345.53                    $18,399.00
      3/31/98                 $13,708.96                    $19,341.03
      4/30/98                 $13,638.84                    $19,540.24
      5/31/98                 $13,533.66                    $19,196.33
      6/30/98                 $13,859.24                    $19,975.70
      7/31/98                 $13,611.54                    $19,767.95
      8/31/98                 $13,788.47                    $16,909.51
      9/30/98                 $14,233.89                    $17,988.33
     10/31/98                 $14,055.52                    $19,456.18
     11/30/98                 $14,222.00                    $20,635.23
     12/31/98                 $14,636.16                    $21,821.75
      1/31/99                 $14,994.43                    $22,733.90
      2/28/99                 $14,357.50                    $22,024.60
      3/31/99                 $14,733.44                    $22,905.59
      4/30/99                 $15,295.47                    $23,792.03
      5/31/99                 $15,121.51                    $23,230.54
      6/30/99                 $15,334.15                    $24,519.84
      7/31/99                 $15,253.09                    $23,754.82
      8/31/99                 $15,280.11                    $23,636.04
      9/30/99                 $15,172.16                    $22,988.42
     10/31/99                 $15,172.16                    $24,443.58
     11/30/99                 $15,405.07                    $24,939.79
     12/31/99                 $16,036.22                    $26,408.74
      1/31/00                 $16,036.22                    $25,083.02
      2/29/00                 $17,429.46                    $24,608.95
      3/31/00                 $16,853.01                    $27,015.71
      4/30/00                 $16,867.12                    $26,202.54
      5/31/00                 $17,135.30                    $25,665.38
      6/30/00                 $17,454.35                    $26,299.32
      7/31/00                 $17,525.77                    $25,889.05
      8/31/00                 $17,968.56                    $27,496.76
      9/30/00                 $18,355.27                    $26,044.93
     10/31/00                 $18,225.60                    $25,935.54
     11/30/00                 $18,602.78                    $23,891.82
     12/31/00                 $19,653.05                    $24,008.89
      1/31/01                 $19,745.83                    $24,861.21
      2/28/01                 $19,823.14                    $22,596.35
      3/31/01                 $19,412.80                    $21,166.00
      4/30/01                 $19,989.72                    $22,808.48
      5/31/01                 $20,426.32                    $22,961.30
      6/30/01                 $20,023.61                    $22,403.34
      7/31/01                 $19,898.17                    $22,183.79
      8/31/01                 $19,521.85                    $20,797.30
      9/30/01                 $17,225.21                    $19,118.96
     10/31/01                 $17,619.56                    $19,484.13
     11/30/01                 $18,266.29                    $20,978.56
     12/31/01                 $18,707.17                    $21,163.18
      1/31/02                 $18,532.64                    $20,854.19
      2/28/02                 $18,024.89                    $20,451.71
      3/31/02                 $18,551.46                    $21,220.69
      4/30/02                 $18,503.65                    $19,934.72
      5/31/02                 $18,248.64                    $19,787.20
      6/30/02                 $17,493.26                    $18,378.35
      7/31/02                 $16,725.03                    $16,944.84
      8/31/02                 $16,645.01                    $17,056.68
      9/30/02                 $15,983.56                    $15,202.62
     10/31/02                 $16,449.41                    $16,540.45
     11/30/02                 $17,348.98                    $17,514.68
     12/31/02                 $16,826.34                    $16,486.57
      1/31/03                 $17,035.86                    $16,056.27
      2/28/03                 $16,987.51                    $15,815.42
      3/31/03                 $17,032.07                    $15,968.83
      4/30/03                 $17,920.84                    $17,283.07
      5/31/03                 $19,294.40                    $18,193.89
     6/30/203                 $19,864.24                    $18,426.77
      7/31/03                 $20,673.05                    $18,751.08
      8/31/03                 $21,417.15                    $19,116.72
      9/30/03                 $21,673.56                    $18,914.09

The Lipper Flexible Fund Index is an equally weighted index of the largest 30 mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LEUTHOLD SELECT INDUSTRIES FUND

                AVERAGE ANNUAL RATE OF RETURN FOR PERIODS ENDED
                              SEPTEMBER 30,  2003

                                       1 YEAR       3 YEAR     SINCE INCEPTION
                                       ------       ------     ---------------
   Leuthold Select Industries Fund     38.67%       -4.55%           1.20%
   Russell 2000 Index                  36.51%       -0.77%          -0.67%
   S&P 500 Index                       24.40%      -10.12%         -10.14%

          A $10,000 INVESTMENT IN THE LEUTHOLD SELECT INDUSTRIES FUND

        Date       Leuthold Select Industries Fund        S&P 500 Index
        ----       -------------------------------        -------------
     6/19/2000               $10,000.00                    $10,000.00
     6/30/2000               $10,170.00                     $9,791.00
     7/31/2000               $10,060.00                     $9,638.00
     8/31/2000               $11,240.00                    $10,237.00
     9/30/2000               $11,960.00                     $9,696.00
    10/31/2000               $12,030.00                     $9,655.00
    11/30/2000               $12,080.00                     $8,894.00
    12/31/2000               $13,140.00                     $8,938.00
     1/31/2001               $12,100.00                     $9,255.00
     2/28/2001               $12,390.00                     $8,412.00
     3/31/2001               $12,130.00                     $7,880.00
     4/30/2001               $12,720.00                     $8,491.00
     5/31/2001               $13,040.00                     $8,548.00
     6/30/2001               $12,560.00                     $8,340.00
     7/31/2001               $12,300.00                     $8,258.00
     8/31/2001               $11,820.00                     $7,742.00
     9/30/2001                $9,960.00                     $7,117.00
    10/31/2001               $10,090.00                     $7,253.00
    11/30/2001               $10,910.00                     $7,809.00
    12/31/2001               $11,410.00                     $7,878.00
     1/31/2002               $11,240.00                     $7,763.00
     2/28/2002               $10,530.00                     $7,613.00
     3/31/2002               $11,140.00                     $7,899.00
     4/30/2002               $10,860.00                     $7,420.00
     5/31/2002               $10,560.00                     $7,365.00
     6/30/2002                $9,690.00                     $6,841.00
     7/31/2002                $8,380.00                     $6,307.00
     8/31/2002                $8,350.00                     $6,349.00
     9/30/2002                $7,500.00                     $5,659.00
    10/31/2002                $7,900.00                     $6,157.00
    11/30/2002                $8,400.00                     $6,520.00
    12/31/2002                $7,940.00                     $6,137.00
     1/31/2003                $7,980.00                     $5,977.00
     2/28/2003                $7,860.00                     $5,887.00
     3/31/2003                $7,870.00                     $5,944.00
     4/30/2003                $8,430.00                     $6,433.00
     5/31/2003                $9,280.00                     $6,772.00
     6/30/2003                $9,490.00                     $6,859.00
     7/31/2003                $9,850.00                     $6,980.00
     8/31/2003               $10,320.00                     $7,116.00
     9/30/2003               $10,400.00                     $7,041.00

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

GRIZZLY SHORT FUND

                AVERAGE ANNUAL RATE OF RETURN FOR PERIODS ENDED
                               SEPTEMBER 30, 2003

                                     1 YEAR       3 YEAR      SINCE INCEPTION
                                     ------       ------      ---------------
  Grizzly Short Fund                -29.68%        7.70%           10.60%
  Russell 2000 Index                 36.51%       -0.77%           -0.67%
  S&P 500 Index                      24.40%      -10.12%          -10.14%

                 A $10,000 INVESTMENT IN THE GRIZZLY SHORT FUND

        Date                 Grizzly Short Fund           S&P 500 Index
        ----                 ------------------           -------------
      6/19/2000               $10,000.00                      $10,000.00
      6/30/2000                $9,810.00                       $9,791.00
      7/31/2000               $10,280.00                       $9,638.00
      8/31/2000                $9,840.00                      $10,237.00
      9/30/2000               $11,140.00                       $9,696.00
     10/31/2000               $11,454.00                       $9,655.00
     11/30/2000               $12,911.00                       $8,894.00
     12/31/2000               $12,458.00                       $8,938.00
      1/31/2001               $11,371.00                       $9,255.00
      2/28/2001               $13,420.00                       $8,412.00
      3/31/2001               $15,392.00                       $7,880.00
      4/30/2001               $13,331.00                       $8,491.00
      5/31/2001               $13,281.00                       $8,548.00
      6/30/2001               $13,864.00                       $8,340.00
      7/31/2001               $14,926.00                       $8,258.00
      8/31/2001               $16,177.00                       $7,742.00
      9/30/2001               $18,692.00                       $7,117.00
     10/31/2001               $17,551.00                       $7,253.00
     11/30/2001               $15,723.00                       $7,809.00
     12/31/2001               $15,213.00                       $7,878.00
      1/31/2002               $15,283.00                       $7,763.00
      2/28/2002               $15,520.00                       $7,613.00
      3/31/2002               $14,222.00                       $7,899.00
      4/30/2002               $15,143.00                       $7,420.00
      5/31/2002               $15,687.00                       $7,365.00
      6/30/2002               $17,446.00                       $6,841.00
      7/31/2002               $18,577.00                       $6,307.00
      8/31/2002               $18,144.00                       $6,349.00
      9/30/2002               $19,791.00                       $5,659.00
     10/31/2002               $18,381.00                       $6,157.00
     11/30/2002               $16,643.00                       $6,520.00
     12/31/2002               $17,564.00                       $6,137.00
      1/31/2003               $17,829.00                       $5,977.00
      2/28/2003               $18,359.00                       $5,887.00
      3/31/2003               $18,468.00                       $5,944.00
      4/30/2003               $16,723.00                       $6,433.00
      5/31/2003               $15,227.00                       $6,772.00
      6/30/2003               $14,884.00                       $6,859.00
      7/31/2003               $14,526.00                       $6,980.00
      8/31/2003               $13,825.00                       $7,116.00
      9/30/2003               $13,918.00                       $7,041.00

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30,  2003

                                                                         LEUTHOLD CORE       LEUTHOLD SELECT        GRIZZLY
                                                                        INVESTMENT FUND      INDUSTRIES FUND       SHORT FUND
                                                                        ---------------      ---------------       ----------
ASSETS:
   Investments, at value (cost $261,418,439,
     $13,962,271 and $1,536,324, respectively)                            $305,914,126         $17,538,556        $ 1,536,324
   Cash                                                                          1,115                 101          2,000,000
   Receivable for fund shares sold                                           1,981,753                  --          1,112,074
   Receivable for investments sold                                             759,586                  --          3,301,650
   Deposit for short sales                                                  11,894,915                  --         14,790,787
   Receivable from broker for proceeds on securities sold short             23,646,998                  --         21,723,034
   Interest receivable                                                           1,680                 222              1,481
   Dividends receivable                                                        370,002               1,884                 --
   Other receivables                                                             9,229                  --              5,728
   Other assets                                                                 53,769               7,247             40,656
                                                                          ------------         -----------        -----------
   Total Assets                                                            344,633,173          17,548,010         44,511,734
                                                                          ------------         -----------        -----------

LIABILITIES:
   Securities sold short, at market value
     (proceeds $23,646,998, $0 and $21,723,034, respectively)               23,196,603                  --         21,249,300
   Payable for investments purchased                                           613,376                 117            871,878
   Payable for fund shares purchased                                         2,764,692             286,260             14,546
   Payable to Adviser                                                          234,417              19,805             17,316
   Interest payable                                                             44,987                  --                 --
   Dividends payable                                                             3,935                  --              7,574
   Accrued expenses and other liabilities                                      171,967              26,420             18,382
                                                                          ------------         -----------        -----------
   Total Liabilities                                                        27,029,977             332,602         22,178,996
                                                                          ------------         -----------        -----------
   NET ASSETS                                                             $317,603,196         $17,215,408        $22,332,738
                                                                          ------------         -----------        -----------
                                                                          ------------         -----------        -----------

NET ASSETS CONSIST OF:
   Capital stock                                                          $284,408,195         $19,606,396        $25,270,139
   Accumulated net investment income                                           171,444                  --                 --
   Accumulated net realized loss on investments                            (11,922,525)         (5,967,273)        (3,411,135)
   Net unrealized appreciation on
     investments and short positions                                        44,946,082           3,576,285            473,734
                                                                          ------------         -----------        -----------
   Total Net Assets                                                       $317,603,196         $17,215,408        $22,332,738
                                                                          ------------         -----------        -----------
                                                                          ------------         -----------        -----------
   Shares outstanding (1,000,000,000
     shares of $.0001 par value authorized)                                 23,725,873           1,655,033          2,501,534
   Net Asset Value, Redemption
     Price and Offering Price Per Share                                         $13.39              $10.40              $8.93
                                                                                ------              ------              -----
                                                                                ------              ------              -----

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30,  2003

                                                                         LEUTHOLD CORE       LEUTHOLD SELECT        GRIZZLY
                                                                        INVESTMENT FUND      INDUSTRIES FUND       SHORT FUND
                                                                        ---------------      ---------------       ----------
INVESTMENT INCOME:
   Dividend income (net of foreign taxes withheld
     of $8,107, $899 and $0, respectively)                                $ 2,888,408          $    46,477        $        --
   Interest income                                                            623,522                   --            307,906
                                                                          -----------          -----------        -----------
   Total investment income                                                  3,511,930               46,477            307,906
                                                                          -----------          -----------        -----------

EXPENSES:
   Investment advisory fee                                                  1,563,222              120,519            222,337
   Administration fee                                                         143,162               16,685             19,557
   Transfer agent fees and expenses                                            95,523                4,598             10,068
   Legal fees                                                                  22,574                  783                206
   Audit fees                                                                  27,980                1,292              1,596
   Fund accounting fees and expenses                                           53,118               32,865             36,211
   Custody fees                                                                45,495                  607              3,688
   Shareholder servicing fees and expenses                                     63,557               12,052             17,787
   Federal and state registration                                              38,640               22,017             24,440
   Reports to shareholders                                                     27,826                3,168              7,517
   Directors' fees and expenses                                                12,567                1,018                330
   Other                                                                        9,412                1,244              2,359
                                                                          -----------          -----------        -----------
   Total expenses before dividends on short positions                       2,103,076              216,848            346,096
   Dividends and interest on short positions                                  172,890                   --            273,917
   Reimbursement to Adviser                                                        --               18,250             21,211
                                                                          -----------          -----------        -----------
   Total expenses                                                           2,275,966              235,098            641,224
                                                                          -----------          -----------        -----------
NET INVESTMENT INCOME (LOSS)                                                1,235,964             (188,621)          (333,318)
                                                                          -----------          -----------        -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS AND SHORT POSITIONS:
   Net realized gain (loss) on:
       Investments                                                         (3,773,800)          (1,031,496)                --
       Short positions                                                      1,732,982                   --         (2,390,342)
   Net unrealized appreciation (depreciation)
     during the period on:
       Investments                                                         55,997,280            5,219,440                 --
       Short positions                                                       (444,087)                  --         (1,774,927)
                                                                          -----------          -----------        -----------
   Net realized and unrealized gain (loss) on investments
     and short positions                                                   53,512,375            4,187,944         (4,165,269)
                                                                          -----------          -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                               $54,748,339          $ 3,999,323        $(4,498,587)
                                                                          -----------          -----------        -----------
                                                                          -----------          -----------        -----------

                     See notes to the financial statements.

LEUTHOLD CORE INVESTMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED               YEAR ENDED
                                                                       SEPTEMBER 30, 2003       SEPTEMBER 30, 2002
                                                                       ------------------       ------------------
OPERATIONS:
   Net investment income                                                  $  1,235,964             $  2,426,727
   Net realized loss on investments and short positions                     (2,040,818)              (8,577,077)
   Net unrealized appreciation (depreciation)
     on investments and short positions during the period                   55,553,193               (3,985,312)
                                                                          ------------             ------------
   Net increase (decrease) in net assets from operations                    54,748,339              (10,135,662)
                                                                          ------------             ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                               (1,218,285)              (2,378,948)
                                                                          ------------             ------------
   Total distributions                                                      (1,218,285)              (2,378,948)
                                                                          ------------             ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               206,312,698               72,199,809
   Proceeds from shares issued to holders in
     reinvestment of dividends                                               1,158,170                2,196,279
   Cost of shares redeemed                                                 (59,760,973)             (62,230,946)
                                                                          ------------             ------------
   Net increase in net assets from capital share transactions              147,709,895               12,165,142
                                                                          ------------             ------------

TOTAL INCREASE IN NET ASSETS:                                              201,239,949                 (349,468)

NET ASSETS
   Beginning of year                                                       116,363,247              116,712,715
                                                                          ------------             ------------
   End of year (including accumulated net investment
     income (loss) of $171,444 and $(76,505), respectively)               $317,603,196             $116,363,247
                                                                          ------------             ------------
                                                                          ------------             ------------

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                                              17,135,329                6,327,105
   Shares issued to holders in reinvestment of dividends                       102,684                  197,231
   Shares redeemed                                                          (5,208,752)              (5,513,616)
                                                                          ------------             ------------
   Net increase                                                             12,029,261                1,010,720
                                                                          ------------             ------------
                                                                          ------------             ------------

                     See notes to the financial statements.

LEUTHOLD SELECT INDUSTRIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED               YEAR ENDED
                                                                       SEPTEMBER 30, 2003       SEPTEMBER 30, 2002
                                                                       ------------------       ------------------
OPERATIONS:
   Net investment loss                                                    $  (188,621)             $  (197,006)
   Net realized loss on investments                                        (1,031,496)              (4,597,977)
   Net unrealized appreciation
     on investments during the period                                       5,219,440                  866,275
                                                                          -----------              -----------
   Net increase (decrease) in net assets from operations                    3,999,323               (3,928,708)
                                                                          -----------              -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               15,473,384               35,318,849
   Cost of shares redeemed                                                (12,399,247)             (35,131,656)
                                                                          -----------              -----------
   Net increase in net assets from capital share transactions               3,074,137                  187,193
                                                                          -----------              -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS:                                    7,073,460               (3,741,515)

NET ASSETS
   Beginning of year                                                       10,141,948               13,883,463
                                                                          -----------              -----------
   End of year (including undistributed net
     investment income of $0 and $0, respectively)                        $17,215,408              $10,141,948
                                                                          -----------              -----------
                                                                          -----------              -----------

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                                              1,703,460                3,431,743
   Shares redeemed                                                         (1,401,435)              (3,472,005)
                                                                          -----------              -----------
   Net increase (decrease)                                                    302,025                  (40,262)
                                                                          -----------              -----------
                                                                          -----------              -----------

                     See notes to the financial statements.

GRIZZLY SHORT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED               YEAR ENDED
                                                                       SEPTEMBER 30, 2003       SEPTEMBER 30, 2002
                                                                       ------------------       ------------------
OPERATIONS:
   Net investment loss                                                    $  (333,318)             $  (117,262)
   Net realized gain (loss) on short positions                             (2,390,342)               1,999,790
   Net unrealized appreciation (depreciation)
     on short positions during the period                                  (1,774,927)                 645,118
                                                                          -----------              -----------
   Net increase (decrease) in net assets from operations                   (4,498,587)               2,527,646
                                                                          -----------              -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                      --                  (36,500)
   From net realized gains                                                 (2,503,486)              (1,708,369)
   Return of capital                                                         (245,686)                      --
                                                                          -----------              -----------
   Total distributions                                                     (2,749,172)              (1,744,869)
                                                                          -----------              -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               55,461,839              102,699,512
   Proceeds from shares issued to holders in
     reinvestment of dividends                                              2,627,172                1,718,947
   Cost of shares redeemed                                                (60,558,254)             (93,137,539)
                                                                          -----------              -----------
   Net increase (decrease) in net assets from capital
     share transactions                                                    (2,469,243)              11,280,920
                                                                          -----------              -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS:                                   (9,717,002)              12,063,697

NET ASSETS
   Beginning of year                                                       32,049,740               19,986,043
                                                                          -----------              -----------
   End of year (including undistributed net
     investment income of $0 and $0, respectively)                        $22,332,738              $32,049,740
                                                                          -----------              -----------
                                                                          -----------              -----------

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                                              5,357,466                8,437,306
   Shares issued to holders in reinvestment of dividends                      222,220                  145,366
   Shares redeemed                                                         (5,340,456)              (7,675,980)
                                                                          -----------              -----------
   Net increase                                                               239,230                  906,692
                                                                          -----------              -----------
                                                                          -----------              -----------

                     See notes to the financial statements.

LEUTHOLD CORE INVESTMENT FUND
FINANCIAL HIGHLIGHTS

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----
PER SHARE DATA:
Net asset value, beginning of year                            $ 9.95         $10.92         $12.74         $11.12         $11.97
                                                              ------         ------         ------         ------         ------
Income (loss) from investment operations:
   Net investment income (1)<F1>                                0.09           0.20           0.38           0.52           0.45
   Net realized and unrealized gains (losses)
     on investments and short positions                         3.44          (0.97)         (1.09)          1.75           0.28
                                                              ------         ------         ------         ------         ------
   Total from investment operations                             3.53          (0.77)         (0.71)          2.27           0.73
                                                              ------         ------         ------         ------         ------
Less distributions:
   From net investment income                                  (0.09)         (0.20)         (0.37)         (0.51)         (0.44)
   In excess of net investment income                             --             --          (0.01)            --             --
   From net realized gains                                        --             --          (0.73)         (0.14)         (1.14)
                                                              ------         ------         ------         ------         ------
   Total distributions                                         (0.09)         (0.20)         (1.11)         (0.65)         (1.58)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $13.39         $ 9.95         $10.92         $12.74         $11.12
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

Total return                                                  35.60%         -7.21%         -6.16%         20.98%          6.59%

Supplemental data and ratios:
   Net assets, end of year                              $317,603,196   $116,363,247   $116,712,715    $87,074,651    $58,420,532
Ratio of expenses to average net assets:
   Before expense reimbursement (2)<F2>                        1.31%          1.25%          1.25%          1.36%          1.42%
   After expense reimbursement (2)<F2>                         1.31%          1.25%          1.25%          1.35%          1.35%
Ratio of net investment income to average net assets:
   Before expense reimbursement (3)<F3>                        0.71%          1.85%          3.00%          4.53%          3.93%
   After expense reimbursement (3)<F3>                         0.71%          1.85%          3.00%          4.54%          4.00%
Portfolio turnover rate (4)<F4>                               89.59%        132.77%        122.21%        129.74%        159.02%

(1)<F1> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F2> The ratio of expenses to average net assets include dividends and interest on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends and interest on short positions were 1.21% and 1.21%, respectively, for the the year ended September 30, 2003, 1.21% and 1.21%, respectively, for the year ended September 30, 2002, 1.24% and 1.24%, respectively, for the year ended September 30, 2001, 1.26% and 1.25%, respectively, for the year ended September 30, 2000 and 1.32% and 1.25%, respectively, for the year ended September 30, 1999.
(3)<F3> The net investment income ratios include dividends and interest on short positions.
(4)<F4> The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

LEUTHOLD SELECT INDUSTRIES FUND
FINANCIAL HIGHLIGHTS

                                                                                                         JUNE 19, 2000(1)<F5>
                                                                   YEARS ENDED SEPTEMBER 30,                      TO
                                                               2003           2002           2001        SEPTEMBER 30,  2000
                                                               ----           ----           ----        -------------------
PER SHARE DATA:
Net asset value, beginning of period                          $ 7.50         $ 9.96         $11.96              $10.00
                                                              ------         ------         ------              ------

Income from investment operations:
   Net investment loss (2)<F6>                                 (0.11)         (0.15)         (0.06)              (0.01)
   Net realized and unrealized gains
     (losses) on investments                                    3.01          (2.31)         (1.94)               1.97
                                                              ------         ------         ------              ------
   Total from investment operations                             2.90          (2.46)         (2.00)               1.96
                                                              ------         ------         ------              ------

Less distributions:
   From net investment income                                     --             --             -- (3)<F7>          --
                                                              ------         ------         ------              ------
   Total distributions                                            --             --             --                  --
                                                              ------         ------         ------              ------
Net asset value, end of period                                $10.40         $ 7.50         $ 9.96              $11.96
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------

Total return                                                  38.67%(6)     -24.70%        -16.72%              19.60%(4)
                                                                   <F10>                                             <F8>

Supplemental data and ratios:
   Net assets, end of period                             $17,215,408    $10,141,948    $13,883,463          $2,314,133
Ratio of expenses to average net assets:
   Before expense reimbursement or recovery                    1.80%          1.90%          2.22%              15.98%(5)<F9>
   After expense reimbursement or recovery                     1.95%          1.95%          1.95%               1.95%(5)<F9>
Ratio of net investment loss to average net assets:
   Before expense reimbursement or recovery                   -1.41%         -1.17%         -1.08%             -14.57%(5)<F9>
   After expense reimbursement or recovery                    -1.56%         -1.22%         -0.81%              -0.54%(5)<F9>
Portfolio turnover rate                                      184.71%        383.66%        127.32%              27.11%(4)<F8>

(1)<F5> Commencement of operations.
(2)<F6> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F7> Less than one cent per share.
(4)<F8> Not annualized.
(5)<F9> Annualized.
(6)<F10>As described in Note 3 to the financial statements, during the year ended September 30, 2003, the Fund incurred certain losses as a result of a trading error. The Investment Adviser reimbursed the Fund for the amount of the loss which impacted total return by 0.27%.

                     See notes to the financial statements.

GRIZZLY SHORT FUND
FINANCIAL HIGHLIGHTS

                                                                                                        JUNE 19,  2000(1)<F11>
                                                                   YEARS ENDED SEPTEMBER 30,                      TO
                                                               2003           2002           2001         SEPTEMBER 30, 2000
                                                               ----           ----           ----         ------------------
PER SHARE DATA:
   Net asset value, beginning of period                       $14.17         $14.74         $11.01              $10.00
                                                              ------         ------         ------              ------

   Income from investment operations:
   Net investment loss (2)<F12>                                (0.13)         (0.05)          0.58                0.14
   Net realized and unrealized gains
     (losses) on short positions                               (3.76)          0.67           5.57                1.00
                                                              ------         ------         ------              ------
   Total from investment operations                            (3.89)          0.62           6.15                1.14
                                                              ------         ------         ------              ------

Less distributions:
   From net investment income                                     --          (0.03)         (0.58)              (0.13)
   From net realized gains                                     (1.25)         (1.16)         (1.84)                 --
   Return of capital                                           (0.10)            --             --                  --
                                                              ------         ------         ------              ------
   Total distributions                                         (1.35)         (1.19)         (2.42)              (0.13)
                                                              ------         ------         ------              ------
Net asset value, end of period                                $ 8.93         $14.17         $14.74              $11.01
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------

Total return                                                 -29.68%          5.80%         67.79%              11.40%(3)<F13>

Supplemental data and ratios:
   Net assets, end of period                             $22,332,738    $32,049,740    $19,986,043          $2,343,978
Ratio of expenses to average net assets:
   Before expense reimbursement or recovery (5)<F15>           3.49%          2.85%          3.92%              16.28%(4)<F14>
   After expense reimbursement or recovery (5)<F15>            3.61%          3.37%          2.96%               2.75%(4)<F14>
Ratio of net investment income (loss)
  to average net assets:
   Before expense reimbursement or recovery (6)<F16>          -1.75%         -0.17%          3.79%              -5.00%(4)<F14>
   After expense reimbursement or recovery (6)<F16>           -1.87%         -0.69%          4.75%               8.53%(4)<F14>
Portfolio turnover rate (7)<F17>                                  0%             0%             0%                  0%

(1)<F11>   Commencement of operations.
(2)<F12> Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F13>   Not annualized.
(4)<F14>   Annualized.
(5)<F15> The ratio of expenses to average net assets include dividends on short positions. The before expense reimbursement or recovery and after expense reimbursement or recovery ratios excluding dividends on short positions were 1.95% and 2.07%, respectively, for the year ended September 30, 2003, 1.98% and 2.50%, respectively, for the year ended September 30, 2002, 3.46% and 2.50% respectively, for the year ended September 30, 2001, and 16.05% and 2.50%, respectively, for the period ended September 30, 2000.
(6)<F16> The net investment income (loss) ratios include dividends on short positions.
(7)<F17> The portfolio turnover ratios exclude purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

LEUTHOLD CORE INVESTMENT FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             ------
             COMMON STOCKS    71.58%+<F20>

             BIOTECHNOLOGY    6.85%+<F20>
    51,660   Amgen Inc.*<F18>                                     $  3,336,719
    15,689   Amylin
               Pharmaceuticals, Inc.*<F18>                             443,057
    90,872   AVI BioPharma, Inc.*<F18>                                 469,808
    86,419   Biopure Corporation*<F18>                                 559,131
   129,006   Celgene Corporation*<F18>                               5,585,960
    61,598   Cell Genesys, Inc.*<F18>                                  774,903
    73,075   Cell Therapeutics, Inc.*<F18>                             827,187
    28,376   Cubist Pharmaceuticals, Inc.*<F18>                        307,880
    11,519   Digene Corporation*<F18>                                  470,666
    28,127   Genta Incorporated*<F18>                                  356,369
    62,079   Genzyme Corporation*<F18>                               2,874,879
   111,931   Medarex, Inc.*<F18>                                       660,393
    47,114   MedImmune, Inc.*<F18>                                   1,557,118
   210,901   Millennium
               Pharmaceuticals, Inc.*<F18>                           3,245,766
    24,690   Myriad Genetics, Inc.*<F18>                               280,725
                                                                  ------------
                                                                    21,750,561
                                                                  ------------

             COMMUNICATION
               EQUIPMENT    10.10%+<F20>
   625,801   ADC
               Telecommunications, Inc.*<F18>                        1,458,116
   546,811   Alcatel SA                                              6,468,774
   116,090   Avocent Corporation*<F18>                               3,516,366
   386,282   Cisco Systems, Inc.*<F18>                               7,571,127
    90,995   F5 Networks, Inc.*<F18>                                 1,750,744
   525,906   Foundry Networks, Inc.*<F18>                           11,306,979
                                                                  ------------
                                                                    32,072,106
                                                                  ------------

             CONSTRUCTION &
               ENGINEERING    3.16%+<F20>
    38,745   Chicago Bridge &
               Iron Company N.V.                                     1,052,314
    53,682   Dycom Industries, Inc.*<F18>                            1,094,576
    53,828   Fluor Corporation                                       2,009,399
    47,010   Granite Construction
               Incorporated                                            878,147
    43,061   Jacobs Engineering
               Group Inc.*<F18>                                      1,942,051
   198,920   Quanta Services, Inc.*<F18>                             1,645,068
   136,077   The Shaw Group Inc.*<F18>                               1,430,169
                                                                  ------------
                                                                    10,051,724
                                                                  ------------

             HEALTH CARE COST
               CONTAINMENT    5.92%+<F20>
    80,574   Biosite Incorporated*<F18>                              2,280,244
   109,968   Cerner Corporation*<F18>                                3,394,712
    82,190   Diagnostic Products
               Corporation                                           2,985,963
    91,435   Genesis Health
               Ventures, Inc.*<F18>                                  2,217,299
    83,656   Omnicare, Inc.                                          3,016,635
   183,310   OraSure Technologies, Inc.*<F18>                        1,741,445
    52,101   Quest Diagnostics
               Incorporated*<F18>                                    3,159,405
                                                                  ------------
                                                                    18,795,703
                                                                  ------------

             HIGH YIELD UTILITIES    5.48%+<F20>
    93,745   Cinergy Corp.                                           3,440,441
    81,164   Consolidated Edison, Inc.                               3,308,245
    91,891   DTE Energy Company                                      3,389,859
    79,017   Progress Energy, Inc.                                   3,513,096
   271,169   TECO Energy, Inc.                                       3,747,556
                                                                  ------------
                                                                    17,399,197
                                                                  ------------

             HOME IMPROVEMENT
               RETAIL    3.37%+<F20>
   172,890   The Home Depot, Inc.                                    5,506,547
   100,240   Lowe's Companies, Inc.                                  5,202,456
                                                                  ------------
                                                                    10,709,003
                                                                  ------------

             INDUSTRIAL METALS    11.77%+<F20>
    53,442   Alcan Inc.                                              2,044,691
   157,801   Alcoa Inc.                                              4,128,074
    21,793   Apex Silver Mines Limited*<F18>                           292,026
   431,043   BHP Billiton Limited                                    6,112,190
   279,290   Freeport-McMoRan
               Copper & Gold, Inc.                                   9,244,499
   290,364   Hecla Mining Company*<F18>                              1,521,507
   260,631   Inco Limited*<F18>                                      7,232,510
   127,390   Phelps Dodge Corporation*<F18>                          5,961,852
    38,598   Southern Peru Copper
               Corporation                                             853,788
                                                                  ------------
                                                                    37,391,137
                                                                  ------------

             OFFICE ELECTRONICS    5.21%+<F20>
   178,465   CANON INC.                                              8,694,815
   122,549   Global Imaging Systems, Inc.*<F18>                      3,014,705
   472,960   Xerox Corporation*<F18>                                 4,852,570
                                                                  ------------
                                                                    16,562,090
                                                                  ------------

             PHARMACEUTICALS -
               GENERIC    8.86%+<F20>
    79,399   Alpharma Inc.                                           1,476,821
    93,119   American Pharmaceutical
               Partners, Inc.*<F18>                                  2,919,281
    46,377   Barr Laboratories, Inc.*<F18>                           3,163,375
   221,316   IVAX Corporation*<F18>                                  4,337,794
    77,491   Pharmaceutical
               Resources, Inc.*<F18>                                 5,286,436
   170,684   SICOR Inc.*<F18>                                        3,290,788
    93,048   Teva Pharmaceutical
               Industries Ltd.                                       5,322,346
    56,503   Watson
               Pharmaceuticals, Inc.*<F18>                           2,355,610
                                                                  ------------
                                                                    28,152,451
                                                                  ------------

             REAL ESTATE INVESTMENT
               TRUSTS    4.96%
    65,672   Apartment Investment &
               Management Company                                    2,584,850
    63,047   Avalonbay Communities, Inc.                             2,950,600
    52,655   Cousins Properties, Inc.                                1,461,176
    85,398   Equity Residential                                      2,500,453
    50,002   First Industrial Realty
               Trust, Inc.                                           1,603,564
    50,315   Healthcare Realty Trust, Inc.                           1,609,074
    77,741   Public Storage, Inc.                                    3,049,779
                                                                  ------------
                                                                    15,759,496
                                                                  ------------

             TELECOM SURVIVORS    2.60%+<F20>
   298,370   Nextel Communications, Inc.*<F18>                       5,880,873
    81,162   United States Cellular
               Corporation*<F18>                                     2,361,814
                                                                  ------------
                                                                     8,242,687
                                                                  ------------

             UNREGULATED POWER
               PRODUCERS    3.30%+<F20>
   300,584   The AES Corporation*<F18>                               2,230,333
    37,361   Cleco Corporation                                         610,479
    88,249   DPL Inc.                                                1,513,470
    46,398   ONEOK, Inc.                                               935,848
    24,550   PPL Corporation                                         1,005,323
   421,599   Reliant Resources, Inc.*<F18>                           2,158,587
   213,338   The Williams
               Companies, Inc.                                       2,009,644
                                                                  ------------
                                                                    10,463,684
                                                                  ------------
             Total Common Stocks
               (Cost $190,343,876)                                 227,349,839
                                                                  ------------

             INVESTMENT
               COMPANIES    24.63%

             EMERGING COUNTRY
               FUNDS    11.61%+<F20>

             ASIA    7.04%+<F20>
   140,453   The Asia Pacific Fund, Inc.                             1,678,413
   163,827   Asia Tigers Fund, Inc.                                  1,474,443
    89,176   China Fund, Inc.                                        2,344,437
    26,400   Fidelity Advisor Emerging
               Asia Fund                                               317,856
   311,272   Greater China Fund, Inc.                                4,279,990
   102,712   iShares MSCI Malaysia
               Index Fund                                              604,974
   194,705   iShares MSCI Singapore
               Index Fund                                            1,088,401
   217,824   Korea Fund, Inc.                                        3,382,807
   334,950   Morgan Stanley Asia-Pacific
               Fund, Inc.                                            3,188,724
    63,472   Scudder New Asia Fund, Inc.                               734,371
    88,384   Singapore Fund, Inc.                                      605,430
   152,420   Taiwan Fund, Inc.                                       1,647,660
    68,578   Templeton China World
               Fund, Inc.                                            1,022,498
                                                                  ------------
                                                                    22,370,004
                                                                  ------------

             EUROPE    2.76%+<F20>
   242,881   ING Russia Fund                                         4,906,192
   323,583   Mathews China Fund                                      3,840,926
                                                                  ------------
                                                                     8,747,118
                                                                  ------------

             INDIA/PAKISTAN    1.11%+<F20>
   178,705   India Fund, Inc.                                        2,718,103
   102,068   Saffron Fund Inc.                                         810,420
                                                                  ------------
                                                                     3,528,523
                                                                  ------------

             LATIN AMERICA    0.70%+<F20>
   122,811   Brazil Fund, Inc.                                       2,209,370
                                                                  ------------

             BOND FUNDS    13.02%+<F20>

             HIGH YIELD BOND FUNDS    13.02%+<F20>
 1,426,905   Federated High Yield Trust                              8,347,396
 1,459,881   Northeast Investors Trust                              10,481,949
 1,644,775   Strong High-Yield
               Bond Fund                                            12,204,229
 1,515,278   T. Rowe Price High
               Yield Fund                                           10,319,041
                                                                  ------------
                                                                    41,352,615
                                                                  ------------
             Total Investment Companies
               (Cost $70,717,906)                                   78,207,630
                                                                  ------------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM
               INVESTMENTS    0.11%+<F20>

             VARIABLE RATE
               DEMAND NOTES    0.11%+<F20>
  $356,657   U.S. Bank, N.A., 0.870%#<F19>                             356,657
                                                                  ------------
             Total Short-Term
               Investments
               (Cost $356,657)                                         356,657
                                                                  ------------
             TOTAL INVESTMENTS
               96.32%+<F20>
               (COST $261,418,439)                                $305,914,126
                                                                  ------------
                                                                  ------------

*<F18>  Non-income producing security.
#<F19> Variable rate security. The rates listed are as of 9/30/03. +<F20> Calculated as a percentage of net assets.

                     See notes to the financial statements.

LEUTHOLD CORE INVESTMENT FUND
SECURITIES SOLD SHORT
SEPTEMBER 30, 2003

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             ------
             COMMON STOCKS
     9,794   Affymetrix, Inc.                                      $   205,576
     9,948   Arch Coal, Inc.                                           220,945
     6,751   Ashland Inc.                                              221,770
     7,946   Baxter International Inc.                                 230,911
     9,451   Belo Corp.                                                229,187
     8,911   Broadcom Corporation                                      237,746
     6,728   Burlington Northern
               Santa Fe Corporation                                    194,237
     6,569   CenturyTel, Inc.                                          222,623
     6,712   Charter One Financial, Inc.                               205,387
    18,788   Citizens Communications
               Company                                                 210,614
     4,549   Clear Channel
               Communications, Inc.                                    174,227
     7,064   Comcast Corporation                                       218,136
     7,394   Delta Air Lines, Inc.                                      98,340
    10,139   Diamond Offshore Drilling, Inc.                           193,655
    14,722   Dillard's, Inc.                                           205,814
     8,861   Documentum, Inc.                                          188,828
     5,865   The Dow Chemical Company                                  190,847
     4,063   Dow Jones & Company, Inc.                                 192,383
    10,862   Emmis Communications
               Corporation                                             219,195
     5,497   Energizer Holdings, Inc.                                  202,125
     3,658   Fannie Mae                                                256,792
     8,821   Arthur J. Gallagher & Co.                                 249,458
     5,963   General Motors Corporation                                244,066
     5,282   Harrah's Entertainment, Inc.                              222,425
    12,600   Hollywood Entertainment
               Corporation                                             214,200
    22,398   Host Marriott Corporation                                 240,331
     5,701   International Paper Company                               222,453
    16,145   Interpublic Group of
               Companies, Inc.                                         227,967
     5,866   Iron Mountain Incorporated                                210,589
    16,364   KEMET Corporation                                         208,477
     7,470   Lamar Advertising Company                                 220,066
     5,528   Loews Corporation                                         223,165
     2,441   M&T Bank Corporation                                      213,099
     9,995   MeadWestvaco Corporation                                  254,873
    10,365   Norfolk Southern Corporation                              191,753
     5,358   Pentair, Inc.                                             213,623
     8,179   The Pepsi Bottling Group, Inc.                            168,324
     9,857   Rowan Companies, Inc.                                     242,285
     5,227   SLM Corporation                                           203,644
     1,359   SPDR Trust Series 1                                       135,832
    15,701   Smurfit-Stone Container
               Corporation                                             235,201
    10,381   Southwest Airlines Co.                                    183,744
     9,482   Synovus Financial Corp.                                   236,955
    10,082   Teradyne, Inc.                                            187,525
     5,130   Tribune Company                                           235,467
    15,347   UnumProvident Corporation                                 226,675
     5,648   Vertex Pharmaceuticals
               Incorporated                                             69,470
     5,374   Waste Connections, Inc.                                   188,574
                                                                   -----------
             Total Common Stock                                      9,989,579
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             GOVERNMENT BONDS
$7,980,000   U.S. Treasury Bond,
               0.000%, 5/15/2017                                     4,121,287
 9,090,000   U.S. Treasury Note,
               3.875%, 2/15/2013                                     9,085,737
                                                                   -----------
             Total Government Bonds                                 13,207,024
                                                                   -----------
             TOTAL SECURITIES SOLD
               SHORT+<F21> (PROCEEDS
               $23,646,998)                                        $23,196,603
                                                                   -----------
                                                                   -----------

 +<F21> No industry classification for securities sold short represents greater than 1% of net assets.

                     See notes to the financial statements.

LEUTHOLD SELECT INDUSTRIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2003

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             ------
             COMMON STOCKS    98.07%+<F24>

             BIOTECHNOLOGY    11.08%+<F24>
     4,529   Amgen Inc.*<F22>                                      $   292,528
     1,358   Amylin Pharmaceuticals, Inc.*<F22>                         38,350
     7,911   AVI BioPharma, Inc.*<F22>                                  40,900
     7,522   Biopure Corporation*<F22>                                  48,667
    11,298   Celgene Corporation*<F22>                                 489,203
     5,361   Cell Genesys, Inc.*<F22>                                   67,441
     6,360   Cell Therapeutics, Inc.*<F22>                              71,993
     2,458   Cubist Pharmaceuticals, Inc.*<F22>                         26,669
       997   Digene Corporation*<F22>                                   40,737
     2,437   Genta Incorporated*<F22>                                   30,877
     5,397   Genzyme Corporation*<F22>                                 249,935
     9,744   Medarex, Inc.*<F22>                                        57,490
     4,119   MedImmune, Inc.*<F22>                                     136,133
    18,956   Millennium
               Pharmaceuticals, Inc.*<F22>                             291,733
     2,138   Myriad Genetics, Inc.*<F22>                                24,309
                                                                   -----------
                                                                     1,906,965
                                                                   -----------

             COMMUNICATION
               EQUIPMENT    15.72%+<F24>
    54,525   ADC Telecommunications, Inc.*<F22>                        127,043
    48,241   Alcatel SA                                                570,691
    10,174   Avocent Corporation*<F22>                                 308,171
    33,420   Cisco Systems, Inc.*<F22>                                 655,032
     7,970   F5 Networks, Inc.*<F22>                                   153,343
    41,483   Foundry Networks, Inc.*<F22>                              891,885
                                                                   -----------
                                                                     2,706,165
                                                                   -----------

             CONSTRUCTION &
               ENGINEERING    5.08%+<F24>
     3,371   Chicago Bridge & Iron
               Company N.V.                                             91,556
     4,673   Dycom Industries, Inc.*<F22>                               95,283
     4,686   Fluor Corporation                                         174,928
     4,091   Granite Construction
               Incorporated                                             76,420
     3,749   Jacobs Engineering Group Inc.*<F22>                       169,080
    17,315   Quanta Services, Inc.*<F22>                               143,195
    11,845   The Shaw Group Inc.*<F22>                                 124,491
                                                                   -----------
                                                                       874,953
                                                                   -----------

             HEALTH CARE COST
               CONTAINMENT    9.51%+<F24>
     7,017   Biosite Incorporated*<F22>                                198,581
     9,573   Cerner Corporation*<F22>                                  295,519
     7,160   Diagnostic Products
               Corporation                                             260,123
     7,962   Genesis Health Ventures, Inc.*<F22>                       193,079
     7,282   Omnicare, Inc.                                            262,589
    15,974   OraSure Technologies, Inc.*<F22>                          151,753
     4,538   Quest Diagnostics
               Incorporated*<F22>                                      275,184
                                                                   -----------
                                                                     1,636,828
                                                                   -----------

             HOME IMPROVEMENT
               RETAIL    5.38%+<F24>
    14,965   The Home Depot, Inc.                                      476,635
     8,652   Lowe's Companies, Inc.                                    449,039
                                                                   -----------
                                                                       925,674
                                                                   -----------

             INDUSTRIAL METALS    18.83%+<F24>
     4,628   Alcan Inc.                                                177,067
    13,578   Alcoa Inc.                                                355,200
     1,887   Apex Silver Mines Limited*<F22>                            25,286
    32,915   BHP Billiton Limited                                      466,735
    25,006   Freeport-McMoRan Copper
               & Gold, Inc.                                            827,699
    25,276   Hecla Mining Company*<F22>                                132,446
    23,437   Inco Limited*<F22>                                        650,377
    11,330   Phelps Dodge Corporation*<F22>                            530,244
     3,433   Southern Peru Copper
               Corporation                                              75,938
                                                                   -----------
                                                                     3,240,992
                                                                   -----------

             OFFICE ELECTRONICS    8.63%+<F24>
    15,591   CANON INC.                                                759,594
    10,935   Global Imaging Systems, Inc.*<F22>                        269,001
    44,539   Xerox Corporation*<F22>                                   456,970
                                                                   -----------
                                                                     1,485,565
                                                                   -----------

             PHARMACEUTICALS -
               GENERIC    14.42%+<F24>
     6,909   Alpharma Inc.                                             128,507
     8,937   American Pharmaceutical
               Partners, Inc.*<F22>                                    280,175
     4,554   Barr Laboratories, Inc.*<F22>                             310,628
    19,167   IVAX Corporation*<F22>                                    375,673
     6,894   Pharmaceutical Resources, Inc.*<F22>                      470,309
    15,539   SICOR Inc.*<F22>                                          299,592
     7,245   Teva Pharmaceutical
               Industries Ltd.                                         414,414
     4,894   Watson Pharmaceuticals, Inc.*<F22>                        204,031
                                                                   -----------
                                                                     2,483,329
                                                                   -----------

             TELECOM SURVIVORS    4.19%+<F24>
    26,134   Nextel Communications, Inc.*<F22>                         515,101
     7,110   United States Cellular
               Corporation*<F22>                                       206,901
                                                                   -----------
                                                                       722,002
                                                                   -----------

             UNREGULATED POWER
               PRODUCERS    5.23%+<F24>
    25,864   The AES Corporation*<F22>                                 191,911
     3,215   Cleco Corporation                                          52,533
     7,593   DPL Inc.                                                  130,220
     3,993   ONEOK, Inc.                                                80,539
     2,112   PPL Corporation                                            86,486
    36,277   Reliant Resources, Inc.*<F22>                             185,738
    18,356   The Williams Companies, Inc.                              172,914
                                                                   -----------
                                                                       900,341
                                                                   -----------
             Total Stocks
               (Cost $13,306,529)                                   16,882,814
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM
               INVESTMENTS    3.81%+<F24>
  $ 19,512   FCASH, 0.730%#<F23>                                        19,512
   636,230   U.S. Bank, N.A., 0.870%#<F23>                             636,230
                                                                   -----------
             Total Short-Term
               Investments (Cost $655,742)                             655,742
                                                                   -----------
             TOTAL INVESTMENTS
               101.88%+<F24>
               (COST $13,962,271)                                  $17,538,556
                                                                   -----------
                                                                   -----------

 *<F22>   Non-income producing security.
 #<F23>   Variable rate security.  The rates listed are as of 9/30/03.
 +<F24>   Calculated as a percentage of net assets.

                     See notes to the financial statements.

GRIZZLY SHORT FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

PRINCIPAL                                                             MARKET
  AMOUNT                                                               VALUE
---------                                                             ------
             SHORT-TERM
               INVESTMENTS    6.88%+<F26>
$1,536,324   U.S. Bank, N.A., 0.870%#<F25>                          $1,536,324
                                                                    ----------
             Total Short-Term
               Investments
               (Cost $1,536,324)                                     1,536,324
                                                                    ----------
             TOTAL INVESTMENTS    6.88%+<F26>
               (COST $1,536,324)                                    $1,536,324
                                                                    ----------
                                                                    ----------

#<F25> Variable rate security. The rate listed is as of 9/30/03. +<F26> Calculated as a percentage of net assets.

                     See notes to the financial statements.

GRIZZLY SHORT FUND
SECURITIES SOLD SHORT
SEPTEMBER 30,  2003

  NUMBER                                                              MARKET
OF SHARES                                                              VALUE
---------                                                             ------
             COMMON STOCKS
  20,952     Affymetrix, Inc.                                      $   439,782
  19,743     Arch Coal, Inc.                                           438,492
  10,249     Ashland Inc.                                              336,680
  16,995     Baxter International Inc.                                 493,875
  18,997     Belo Corp.                                                460,677
  16,754     Broadcom Corporation                                      446,997
  15,233     Burlington Northern
               Santa Fe Corporation                                    439,777
  14,402     CenturyTel, Inc.                                          488,084
  14,473     Charter One Financial, Inc.                               442,874
  40,266     Citizens Communications
               Company                                                 451,382
  10,327     Clear Channel
               Communications, Inc.                                    395,524
  15,380     Comcast Corporation                                       474,934
  14,859     Delta Air Lines, Inc.                                     197,625
  20,122     Diamond Offshore Drilling, Inc.                           384,330
  32,950     Dillard's, Inc.                                           460,641
  19,702     Documentum, Inc.                                          419,850
  13,332     The Dow Chemical Company                                  433,823
   9,161     Dow Jones & Company, Inc.                                 433,773
  22,427     Emmis Communications
               Corporation                                             452,577
  12,526     Energizer Holdings, Inc.                                  460,581
   7,547     Fannie Mae                                                529,799
  17,224     Arthur J. Gallagher & Co.                                 487,095
  12,096     General Motors Corporation                                495,089
  10,711     Harrah's Entertainment, Inc.                              451,040
  26,588     Hollywood Entertainment
               Corporation                                             451,996
  47,911     Host Marriott Corporation                                 514,085
  12,192     International Paper Company                               475,732
  26,032     Interpublic Group of
               Companies, Inc.                                         367,572
  12,110     Iron Mountain Incorporated                                434,749
  38,319     KEMET Corporation                                         488,184
  15,760     Lamar Advertising Company                                 464,290
  10,205     Loews Corporation                                         411,976
   4,999     M&T Bank Corporation                                      436,413
  21,081     MeadWestvaco Corporation                                  537,565
   9,793     NASDAQ - 100 Index
               Tracking Stock                                          317,489
  20,571     Norfolk Southern Corporation                              380,563
  10,865     Pentair, Inc.                                             433,188
  16,433     The Pepsi Bottling Group, Inc.                            338,191
  20,163     Rowan Companies, Inc.                                     495,607
  10,306     SLM Corporation                                           401,522
   3,246     SPDR Trust Series 1                                       324,438
  33,426     Smurfit-Stone Container
               Corporation                                             500,721
  23,530     Southwest Airlines Co.                                    416,481
  19,781     Synovus Financial Corp.                                   494,327
  21,246     Teradyne, Inc.                                            395,176
  10,739     Tribune Company                                           492,920
  32,386     UnumProvident Corporation                                 478,341
  21,397     Vertex Pharmaceuticals
               Incorporated                                            263,183
  11,949     Waste Connections, Inc.                                   419,290
                                                                   -----------
             TOTAL SECURITIES SOLD
               SHORT (PROCEEDS
               $21,723,034)                                        $21,249,300
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

The following are the industry classifications for the Grizzly Short Fund:

                                                 PERCENTAGE OF        MARKET
  INDUSTRY CLASSIFICATION                         NET ASSETS           VALUE
  -----------------------                         ----------          ------
Advertising                                          3.73%         $   831,862
Airlines                                             2.75%             614,106
Automobile Manufacturers                             2.22%             495,089
Banks                                                6.15%           1,373,614
Biotechnology                                        3.15%             702,965
Broadcasting & Cable TV                              5.92%           1,323,035
Casinos & Gaming                                     2.02%             451,040
Data Processing &
  Outsourced Services                                1.95%             434,749
Department Stores                                    2.06%             460,641
Diversified Chemicals                                1.94%             433,823
Diversified
  Financial Services                                 4.17%             931,321
Electronic
  Manufacturing Services                             2.19%             488,184
Environmental Services                               1.88%             419,290
Exchange-Traded Funds                                2.88%             641,927
Health Care Equipment                                2.21%             493,875
Household Products                                   2.06%             460,581
Industrial Machinery                                 1.94%             433,188
Industrial Metals                                    1.96%             438,492
Insurance Brokers                                    2.18%             487,095
Insurance Companies                                  2.14%             478,341
Integrated
  Telecom Services                                   4.21%             939,466
IT Consulting & Services                             1.88%             419,850
Multi-line Insurance                                 1.85%             411,976
Oil & Gas Drilling                                   3.94%             879,937
Oil & Gas Refining
  & Marketing                                        1.51%             336,680
Paper Packaging                                      2.24%             500,721
Paper Products                                       4.54%           1,013,297
Publishing & Printing                                6.21%           1,387,370
Railroads                                            3.67%             820,340
Real Estate
  Investment Trusts                                  2.30%             514,085
Semiconductor
  Equipment                                          1.77%             395,176
Semiconductors                                       2.00%             446,997
Soft Drinks                                          1.51%             338,191
Specialty Stores                                     2.02%             451,996
                                                    ------         -----------
TOTAL                                               95.15%         $21,249,300
                                                    ------         -----------
                                                    ------         -----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company consists of three series (the "Funds"): Leuthold Core Investment Fund, Leuthold Select Industries Fund and Grizzly Short Fund. The investment objective of the Leuthold Core Investment Fund is to seek total return consistent with prudent investment risk over the long term. The investment objective of the Leuthold Select Industries Fund and Grizzly Short Fund is capital appreciation. The Leuthold Core Investment Fund commenced operations on November 20, 1995 and the Leuthold Select Industries Fund and Grizzly Short Fund commenced operations on June 19, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks and closed-end investment companies that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

     b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The tax character of distributions paid during the fiscal years ended September 30, 2003 and 2002 was as follows:

                                                       2003
                                     ----------------------------------------
                                                       RETURN
                                     ORDINARY            OF
                                      INCOME           CAPITAL         TOTAL
                                     --------          -------         -----
          Leuthold Core
            Investment Fund         $1,218,285              --      $1,218,285
          Leuthold Select
            Industries Fund                 --              --              --
          Grizzly Short Fund         2,503,486        $245,686       2,749,172

                                                       2002
                                     ----------------------------------------
                                     ORDINARY         LONG-TERM
                                      INCOME        CAPITAL GAINS      TOTAL
                                     --------       -------------      -----
          Leuthold Core
            Investment Fund         $2,359,332         $19,616      $2,378,948
          Leuthold Select
            Industries Fund                 --              --              --
          Grizzly Short Fund         1,744,869              --       1,744,869

          At September 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                     LEUTHOLD         LEUTHOLD
                                       CORE            SELECT         GRIZZLY
                                    INVESTMENT       INDUSTRIES        SHORT
                                       FUND             FUND            FUND
                                    ----------       ----------       -------
          Undistributed
            ordinary income        $ 1,464,815              --              --
          Undistributed
            long-term
            capital gain                    --              --              --
                                   -----------     -----------     -----------
          Distributable
            earnings                 1,464,815              --              --
          Capital loss
            carryover and
            post-October
            losses                 (11,812,466)    $(5,756,601)    $(3,076,516)
          Unrealized
            appreciation            43,542,652       3,365,613         139,115
                                   -----------     -----------     -----------
          Accumulated
            earnings (deficit)     $33,195,001     $(2,390,988)    $(2,937,401)
                                   -----------     -----------     -----------
                                   -----------     -----------     -----------

          Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. Accounting principles generally accepted in the United States ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses. On the Statements of Assets and Liabilities, the following adjustments were made:

                                   ACCUMULATED       ACCUMULATED
                                       NET            REALIZED
                                    INVESTMENT        GAINS OR        CAPITAL
                                       LOSS            LOSSES          STOCK
                                   -----------       -----------      -------
          Leuthold Core
            Investment Fund           $230,270       $(227,393)      $  (2,877)
          Leuthold Select
            Industries Fund            188,621         (34,914)       (153,707)
          Grizzly Short Fund           333,318         (87,632)       (245,686)

          The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2003, the Funds had the following capital loss carryforwards available for federal income tax purposes.

                                              LEUTHOLD            LEUTHOLD
                                                CORE               SELECT
                                             INVESTMENT          INDUSTRIES
          EXPIRATION DATE                       FUND                FUND
          ---------------                    ----------          ----------
          2009                                       --          $    5,714
          2010                               $4,580,307           1,007,016
          2011                                7,015,910           3,891,195

          The Funds also intend to defer and treat the following post-October losses incurred during the period from November 1, 2002 to September 30, 2003 as arising in the fiscal year ending September 30, 2004:

                                                           POST-OCTOBER
                                                          LOSS DEFERRED
                                                          -------------
          Leuthold Core  Investment Fund                    $  216,247
          Leuthold Select Industries Fund                      852,676
          Grizzly Short Fund                                 3,076,516

     c) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Leuthold Core Investment Fund and Grizzly Short Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Funds do not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     f) Other - Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond.

     g) Expenses - Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Company, such as directors fees and expenses, insurance expense, audit fees and legal fees are allocated between the three series of the Company based on the relative net asset value of the individual series.

2.   INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term investments, for the year ended September 30, 2003 were as follows:

                                                     U.S. GOVERNMENT
                                                ------------------------
                                                PURCHASES          SALES
                                                ---------          -----
     Leuthold Core Investment Fund                 --                --
     Leuthold Select Industries Fund               --                --
     Grizzly Short Fund                            --                --

                                                          OTHER
                                                ------------------------
                                                PURCHASES          SALES
                                                ---------          -----
     Leuthold Core Investment Fund            $295,554,082     $145,602,373
     Leuthold Select Industries Fund            24,885,995       22,209,585
     Grizzly Short Fund                                 --               --

     At September 30, 2003, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

                                 LEUTHOLD           LEUTHOLD
                                   CORE              SELECT           GRIZZLY
                                INVESTMENT         INDUSTRIES          SHORT
                                   FUND               FUND             FUND
                                ----------         ----------         -------
     Cost of
       Investments             $262,804,150        $14,172,943      $1,536,324
                               ------------        -----------      ----------
     Appreciation              $ 47,946,240        $ 3,825,203              --
     Depreciation                (4,836,264)          (459,590)             --
                               ------------        -----------      ----------
     Net unrealized
       appreciation            $ 43,109,976        $ 3,365,613              --
                               ------------        -----------      ----------
                               ------------        -----------      ----------

     The differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and mark-to-market adjustments on Passive Foreign Investment Companies (PFIC's).

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates of 0.90%, 1.00% and 1.25%, for the Leuthold Core Investment Fund, Leuthold Select Industries Fund and Grizzly Short Fund, respectively, as applied to each Fund's daily net assets.

     The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds' other expenses, including organization expenses, to the extent necessary to ensure that the Funds' total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund's average daily net assets:

     Leuthold Core Investment Fund                     1.25%
     Leuthold Select Industries Fund                   1.95%
     Grizzly Short Fund                                2.50%

     Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                           LEUTHOLD SELECT INDUSTRIES FUND
     YEAR OF EXPIRATION                                 RECOVERABLE AMOUNT
     ------------------                                 ------------------
     9/30/04                                                 $41,940
     9/30/05                                                   7,400
     9/30/06                                                   2,419

     U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

     For the year ended September 30, 2003, the Leuthold Core Investment Fund, Leuthold Select Industries Fund and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $988,767, $64,122 and $266,926, respectively, of brokerage commissions.

     During the year ended September 30, 2003, the Leuthold Select Industries Fund received a reimbursement from the Investment Adviser related to certain losses incurred as a result of a trading error. The amount of the loss and corresponding reimbursement was $34,914 or $0.02 per share based on shares outstanding as of September 30, 2003.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
LEUTHOLD FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund, Leuthold Select Industries Fund and Grizzly Short Fund) (the "Funds") as of September 30, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods presented through September 30, 2001, were audited by other auditors whose report dated October 25, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2003, the results of their operations for the year then ended and changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Minneapolis, Minnesota
October 31, 2003

ADDITIONAL INFORMATION

1.   SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

     The Leuthold Core Investment Fund designates $224,230 (18.41%) of dividends declared during the fiscal year ended September 30, 2003 as dividends qualifying for the dividends received deduction available to corporate shareholders.

     For the fiscal year ended September 30, 2003, certain dividends paid by the Leuthold Core Investment Fund may be subject to a maximum tax rate of 15% ("qualified income"), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate $401,097 (19.00%) of dividends declared after December 31, 2002 from net investment income as qualified income. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

2.   ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

INDEPENDENT DIRECTORS

                                                                                                            # of
                                                                                                       Portfolios in  Other
                       Position(s)     Term of Office                                                   Fund Complex  Directorships
     Name, Age          Held with       and Length of            Principal Occupation                   Overseen By   Held by
    and Address        the Company       Time Served            During Past Five Years                    Director    Director
    -----------        -----------     --------------           ----------------------                 -------------  -------------
John S. Chipman (76)    Director        Indefinite Term,  Professor of Economics at the University of        3        None
2121 W. 49th Street                     7 Years Served    Minnesota since 1981.  Guest Professor at the
Minneapolis, MN 55409                                     University of Konstanz, Germany from 1986
                                                          to 1991 and was awarded an honorary doctorate
                                                          from such institution in 1991.

Lawrence L. Horsch (68) Director        Indefinite Term,  Member of the Board of Directors of Boston         3        Chairman of
1404 Hilltop Ridge                      7 Years Served    Scientific Corp., a public company engaged in               the Board of
Houlton, WI 54082                                         developing,  producing and marketing medical                Directors of
                                                          devices from February, 1995 to May 2003. Mr.                Medical/CV
                                                          Horsch served in various capacities with SCIMED             Inc.
                                                          Life Systems, Inc., including Acting Chief Financial
                                                          Officer from 1994 to 1995, Chairman of the Board
                                                          from 1977 to 1994, and as a director from 1977 to
                                                          1995.  He has also served as Chairman of Eagle
                                                          Management & Financial Corp., a management
                                                          consulting firm, since 1990.

Paul M. Kelnberger (59) Director        Indefinite Term,  Consultant; Partner,  Johnson, West & Co., PLC,    3        None
8208 Galway Road                        7 Years Served    from 1975 to 2002.
Woodbury, MN 55125

INTERESTED DIRECTORS (AND OFFICERS)

                                                                                                            # of
                                                                                                       Portfolios in  Other
                       Position(s)     Term of Office                                                   Fund Complex  Trusteeships
     Name, Age          Held with       and Length of            Principal Occupation                   Overseen By   Held by
    and Address         the Trust        Time Served            During Past Five Years                    Trustee     Trustee
    -----------        -----------     --------------           ----------------------                 -------------  -------------
Steven C. Leuthold (65) Director,       Indefinite Term,  Chief executive officer of the managing member     3        None
100 N. Sixth Street     President       7 Years Served    of Leuthold Weeden Capital Management, LLC
Suite 412A              and Treasurer                     (the "Adviser").  He has also been a Portfolio
Minneapolis, MN 55403                                     Manager for the predecessors to the Adviser,
                                                          Leuthold & Anderson, Inc. (since 1987) and
                                                          Leuthold, Weeden & Associates, L.P. (since 1991).

Edward C. Favreau (51)  Director and    Indefinite Term,  Manager of Marketing and Sales of the Adviser      3        None
100 N. Sixth Street     Vice President  3 Years Served    since July, 1999.  Prior to joining the Adviser,
Suite 412A                                                Mr. Favreau served as Vice President and Sales
Minneapolis, MN 55403                                     Manager of U.S. Bancorp Investments Inc.
                                                          (formerly First Bank Investment Services) from
                                                          June, 1993 until July, 1999.  Prior to that time
                                                          Mr. Favreau served in various capacities for
                                                          U.S. Bank from July, 1988 until June, 1993.

David R. Cragg (33)     Vice President  Indefinite Term,  Manager of Compliance of the Adviser since         3        None
100 N. Sixth Street     and Secretary   3 Years Served    January, 1999.  Prior to joining the Adviser,
Suite 412A                                                Mr. Cragg served as Operations Manager of
Minneapolis, MN 55403                                     Piper Trust Company from November, 1997 until
                                                          January, 1999.  Prior to that time, Mr. Cragg served
                                                          in various capacities for Piper Trust Company
                                                          from February, 1993 until November, 1997.

The Statement of Additional Information includes additional information about the Fund's Directors and is available free of charge upon request by calling the Fund toll free at (800) 273-6886.

3.   AVAILABILITY OF PROXY VOTING INFORMATION

     Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at
     (800) 273-6886 or by accessing the Funds' website at www.leutholdfunds.com and the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004 on or through the Funds' website at www.leutholdfunds.com and on the SEC's website at www.sec.gov.

THE LEUTHOLD FUNDS

INVESTMENT ADVISER:
  Leuthold Weeden Capital
      Management, LLC,  Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  U.S. Bancorp Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  U.S. Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner,  Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Ernst & Young LLP,  Minnesota

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-273-6886.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Paul M. Kelnberger is the audit committee financial expert and is considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)   Leuthold Funds, Inc.
                    ------------------------------------------------------------

     By (Signature and Title   /s/Steven C. Leuthold
                              --------------------------------------------------
                              Steven C. Leuthold, President

     Date      December 9, 2003
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     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/Steven C. Leuthold
                               ------------------------------------------------
                               Steven C. Leuthold, President

     Date    December 9, 2003
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     By (Signature and Title)   /s/David R. Cragg
                                -----------------------------------------------
                                David R. Cragg, Treasurer

     Date    December 5, 2003
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